EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-32777) pertaining to the Arch Coal, Inc. Employee Thrift Plan of our report dated June 25, 1998, with respect to the financial statements and schedules of the Ashland Coal, Inc. Employee Thrift Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                                           /s/ Ernst & Young LLP



Louisville, Kentucky
June 25, 1998